UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 11, 2021
Date of Report (date of earliest event reported)
CROSSFIRST BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Kansas	001-39028	26-3212879
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11440 Tomahawk Creek Parkway	Leawood	Kansas
(Address of Principal Executive Offices)

66211
(Zip Code)

(913) 312-6822
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CFB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders..
On May 11, 2021, CrossFirst held its Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was March 19, 2021. At the close of business on that date, the Company had 51,681,438 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, three proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 9, 2021. The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following Class I directors to serve for a term expiring at the 2024 Annual Meeting. The individuals listed below received a plurality of votes cast (meaning the six director nominees who receive the highest number of shares voted “FOR” their election will be elected). Withheld votes and broker non-votes had no impact on the outcome of this proposal.

Name	For	Withheld
Steven W. Caple	28,357,012	3,417,170
Ron Geist	28,356,812	3,417,370
George Hansen	23,564,294	8,209,888
George Jones	27,318,415	4,454,767
Kevin Rauckman	28,357,012	3,417,170
Grey Stogner	28,356,812	3,417,370

Proposal 2

Ratification of the appointment of BKD, LLP as the independent registered public accounting firm for 2021. The voting results are set forth below:

For	Against	Abstain
35,733,498	77,017	2,414

Proposal 3

Approval of an amendment to the CrossFirst Bankshares Employee Stock Purchase Plan to increase number of shares of common stock authorized for issuance by 750,000.

For	Against	Abstain
31,047,666	470,508	256,008

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 13, 2021	CROSSFIRST BANKSHARES, INC.

		By:	/s/ David L. O'Toole
David L. O'Toole Chief Financial Officer